Agreement With Sanofi-Aventis SA	12 Months Ended
Dec. 31, 2011
Agreement With Sanofi-Aventis SA [Abstract]
Agreement With Sanofi-Aventis SA

4. Agreement with Sanofi-Aventis SA

In 1997, we entered into an exclusive license agreement with Sanofi-Aventis SA (formerly Hoechst Marion Roussel, Inc.). The agreement gave us a worldwide license to the patent rights and know-how related to the antipsychotic agent iloperidone, including the ability to develop, use, sublicense, manufacture and sell products and processes claimed in the patent rights. We are required to make additional benchmark payments as specific milestones are met. Upon commercialization of the product, the license agreement provides that we will pay royalties based on net sales.